EXHIBIT 10.3

                                 April 14, 1999


Richard C. Dietz
Executive Vice President and
Chief Financial Officer
Gardenburger, Inc.
1411 S.W. Morrison, Suite 400
Portland, OR  97205

         RE:      AMENDMENT AND WAIVER OF STOCK PURCHASE AGREEMENT

Dear Mr. Dietz:

         Pursuant to Section 9.4 of the Stock Purchase Agreement by and among Gardenburger, Inc. (the "Company") and the Purchasers (as defined therein) dated as of March 29, 1999 (the "Agreement"), this amends and waives provisions of the Agreement as specifically set forth herein. Capitalized terms not defined herein have the meanings assigned to them in the Agreement.

         SECTION 7.1(M). The Purchasers waive the Company's obligation under
Section 7.1(m) of the Agreement solely with respect to the requirement to obtain "agreements to forebear from exercising any rights or remedies resulting from future events of defaults until December 31, 1999 (other than those arising from a failure to make an agreed payment)" from (a) Bank of America NT & SA with respect to the Business Loan Agreement dated April 28, 1998, as amended, by and between the Company and Bank of America NT & SA or any agreement between the Company and Bank of America NT & SA intended to replace such agreement (the "Business Loan Agreement"); (b) Dresdner Kleinwort Benson Private Equity Partners LP with respect to the Note Purchase Agreement dated March 27, 1998, and the related Notes (collectively, the "Dresdner Notes"); and (c) Lease Agreements dated as of December 17, 1997 and May 28, 1998 by and between the Company and BA Leasing & Capital Corporation (collectively, the "Lease Agreements").

         In lieu of the obligation specified above, Section 7.1(m) of the Agreement is amended to provide that the Company shall deliver a certificate executed by its Chief Financial Officer certifying that, based on the Company's 1999 operating plan and assuming the receipt of at least $32.0 million in gross proceeds from the sale of the Shares, a default or event of default will not occur during the period beginning on the Closing Date and ending on December 31, 1999 as a result of the failure of the Company to satisfy the financial covenants specified in the Business Loan Agreement, the Dresdner Notes or the Lease Agreements.

         The Company's obligation under Section 7.1(m) to obtain waivers of all events of default that exist as of the Closing Date under the Business Loan Agreement, the Dresdner Notes and the Lease Agreements is not modified in any way by this amendment and waiver.

         SECTION 7.1(G). The Purchasers waive the condition under Section 7.1(g) requiring the delivery of irrevocable proxies to Rosewood Capital III, L.P. from holders of Series A Preferred and Section 7.1(g) of the Agreement is amended to delete the second sentence only.

         EXHIBIT A. Exhibit A (Schedule of Purchasers) of the Agreement is superseded and replaced by the Exhibit A (Schedule of Purchasers) attached hereto whereby Gruber & McBaine Capital Management, L.L.C. is no longer a Purchaser and the persons listed on the Exhibit A attached hereto are deemed to be Purchasers and are hereby made parties to the Agreement and to this amendment and waiver.

         EXHIBIT B. Exhibit B (Determination of Terms of Series A Stock and Series B Stock) of the Agreement is superseded and replaced in its entirety by the Exhibit B (Determination of Terms of Series A Stock and Series B Stock) attached hereto.

         This amendment and waiver agreement will only be effective upon its execution and delivery by the Company and all of the Purchasers. Except as provided herein, the Agreement shall remain in full force and effect. This amendment and waiver may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         If you agree to the foregoing, please execute this amendment and waiver where indicated below.

                               [Signatures follow]

FARALLON CAPITAL PARTNERS, L.P.              FARALLON CAPITAL OFFSHORE
FARALLON CAPITAL INSTITUTIONAL                 INVESTORS, INC.
  PARTNERS, L.P.                             THE COMMON FUND
FARALLON CAPITAL INSTITUTIONAL
  PARTNERS II, L.P.
FARALLON CAPITAL INSTITUTIONAL
  PARTNERS III, L.P.                         By: Farallon Capital Management,
TINICUM PARTNERS, L.P.                           L.L.C., its Agent and
FARALLON CAPITAL (CP) INVESTORS,                 Attorney-in-Fact
   L.P.

By: Farallon Partners, L.L.C.,                   By: /s/ Jason M. Fish
    its General Partner                              ---------------------------
                                                         Managing Member

                                             BT Capital Investors, L.P.
    By: /s/ Jason M. Fish
        ---------------------------
            Managing Member

                                             By: /s/ Michael J. Batal
                                                 -------------------------------
                                                 Michael J. Batal, III, Partner


                                             BT Investment Partners, Inc.



                                             By: /s/ Michael J. Batal
                                                 -------------------------------
                                                 Michael J. Batal, III, Partner

U.S. Development Capital Investment
Company


By: /s/ Ray Moss                                /s/ Arvin H. Kash
    -------------------------------          -----------------------------------
        Ray Moss, Secretary                         Arvin H. Kash

GARDENBURGER, INC.


By  /s/ Richard C. Dietz                        /s/ William D. Smithburg
    -------------------------------          -----------------------------------
    Richard C. Dietz, Executive Vice                William D. Smithburg
    President and Chief Financial Officer

Lagunitas Partners, L.P.
Gruber & McBaine International
Lockheed Martin
Hamilton College


By: /s/ Patrick McBaine
    ------------------------------
      J. Patterson McBaine,
Gruber & McBaine Capital Management LLC,
         Member Manager

Lagunitas Partners, L.P. - General Partner
Gruber & McBaine International - Attorney in
Fact
Lockheed Martin - Attorney in Fact
Hamilton College - Attorney in Fact

                                           ROSEWOOD CAPITAL III, L.P.

                                           By: Rosewood Capital Associates, LLC,
                                               General Partner


                                               By  /s/ Kyle A. Anderson
                                                   -----------------------------
                                                    Kyle A. Anderson, Principal

                                                              EXHIBIT A

                                                       SCHEDULE OF PURCHASERS

                                                                                                                     TOTAL
               PURCHASER NAME,                                    NO. OF SHARES            NO. OF SHARES           PURCHASE
               ADDRESS, FAX NO.                               OF SERIES A STOCK        OF SERIES B STOCK             AMOUNT
-------------------------------------------------             -----------------        -----------------          -----------
Rosewood Capital III, L.P.                                           850,000                 150,000              $10,000,000
One Maritime Plaza, Suite 1330
San Francisco, CA  94111
(415) 362-1192

Farallon Capital Partners, L.P*                                      238,000                  42,000               $2,800,000

Farallon Capital Institutional Partners, L.P.*                       255,000                  45,000               $3,000,000

Farallon Capital Institutional Partners II, L.P.*                     42,500                   7,500                 $500,000

Farallon Capital Offshore Investors, Inc.*                           212,500                  37,500               $2,500,000

The Common Fund*                                                       8,500                   1,500                 $100,000

Farallon Capital (CP) Investors, L.P.*                                25,500                   4,500                 $300,000

Farallon Capital Institutional Partners III, L.P.*                    51,000                   9,000                 $600,000

Tinicum Partners, L.P.*                                               17,000                   3,000                 $200,000

BT Capital Investors, L.P.                                           425,000                  75,000               $5,000,000
Attn:  Michael J. Batal III
130 Liberty Street, Mailstop 2255
New York, NY 10006
Ph:  212-250-3402
Fax:  212-250-8375

BT Investment Partners, Inc.                                         127,500                  22,500               $1,500,000

U.S. Development Capital Investment Company                          127,500                  22,500               $1,500,000
Attn:  Ray Moss, Secretary
400 Northpark Town Center, Suite 310
1000 Abernathy Road, N.E.
Atlanta, GA  30328
Ph:  770-481-7200
Fax:  770-481-7210


--------

* *c/o Farallon Capital Management LLC, One Maritime Plaza, Suite 1325, San Francisco, California 94111, Attn: Jason Fish and Susan Rubin, Facsimile: (415) 421-2133.


                                                                                                                     TOTAL
               PURCHASER NAME,                                    NO. OF SHARES            NO. OF SHARES           PURCHASE
               ADDRESS, FAX NO.                               OF SERIES A STOCK        OF SERIES B STOCK             AMOUNT
-------------------------------------------------             -----------------        -----------------          -----------
Lagunitas Partners, L.P.                                             191,250                  33,750               $2,250,000
Attn:  J. Patterson McBaine, Member Manager
50 Osgood Place, Penthouse
San Francisco, CA  94133
Ph: 415-981-2101
Fax:  415-956-8769

Gruber & McBaine International                                        63,750                  11,250                 $750,000

Lockheed Martin                                                       59,500                  10,500                 $700,000

Hamilton College                                                      25,500                   4,500                 $300,000

Arvin H. Kash                                                         21,250                   3,750                 $250,000
77 West Wacker Drive, 47th Floor
Chicago, IL  60601
Ph:  312-425-3600
Fax:  312-425-3601

William D. Smithburg                                                  21,250                   3,750                 $250,000
676 N. Michigan Avenue
Suite 3860
Chicago, IL  60611
Ph: 312-867-5411
Fax: 312-867-5415

Total                                                              2,762,500                 487,500              $32,500,000


                                      A-2